                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated January 1, 1998, (98-1), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 15, 1998 to February 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 2nd day of March, 1998.

                                      GREEN TREE FINANCIAL CORP.




                                      BY: /S/ PHYLLIS A. KNIGHT
                                         --------------------------------
                                      Phyllis A. Knight
                                      Senior Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                  FEBRUARY 1998

                                     CUSIP#'S 393505-YZ9,ZA3,ZB1,ZC9,ZD7,ZE5
                                     TRUST ACCOUNT #3336258-0
                                     REMITTANCE DATE: 3/2/98

                                              TOTAL $              PER $1,000
                                              AMOUNT                ORIGINAL
CLASS A CERTIFICATES                       -------------          --------------
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                        $7,993,635.82

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                      0.00

(c)  Amount Available after giving effect
     to withdrawal of Class M-1
     Interest Deficiency Amount and B-1
     Interest Deficiency Amount for prior
     Remittance Date                        7,993,635.82

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate(5.575%)      5.575%
         b. Class A-1 Interest                105,615.28             4.80069455
         c. Class A-2 Remittance Rate(5.85%)        5.85%
         d. Class A-2 Interest                521,381.25             5.03750000
         e. Class A-3 Remittance Rate(5.95%)        5.95%
         f. Class A-3 Interest                 99,910.42             5.12361128
         g. Class A-4 Remittance Rate(6.04%,
            unless the Weighted Average
            Contract Rate is less than 6.04%)       6.04%
         h. Class A-4 Interest                288,661.67             5.20111117
         i. Class A-5 Remittance Rate
            (6.68%,unless the Weighted
            Average Contract Rate is less
            than 6.68%)                             6.68%
         j. Class A-5 Interest                788,054.44             5.75222219
         k. Class A-6 Remittance Rate
            (6.33%,unless the Weighted
            Average Contract Rate is less
            than 6.33%)                             6.33%
         l. Class A-6 Interest                245,287.50             5.45083333

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                .00                    .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             FEBRUARY 1998 - Page 2

                                     CUSIP#'S     393505-YZ9,ZA3,ZB1,ZC9,ZD7,ZE5
                                     TRUST ACCOUNT #3336258-0
                                     REMITTANCE DATE: 3/2/98

                                                TOTAL $            PER $1,000
                                                AMOUNT              ORIGINAL
                                            ------------           ----------
(4)  Remaining:
     a.  Unpaid Class A Interest
         Shortfall                                   .00                    .00

B.   Principal
     (5) Formula Principal Distribution
         Amount                             5,530,720.25                    N/A
         a. Scheduled Principal               608,036.96                    N/A
         b. Principal Prepayments           4,071,037.58                    N/A
         c. Liquidated Contracts                     .00                    N/A
         d. Repurchases                              .00                    N/A
         e. Current Month Advanced Principal  851,645.71                    N/A
         f. Prior Month Advanced Principal           .00                    N/A

     (6) Pool Scheduled Principal Balance 445,320,925.46

    (6b) Adjusted Pool Principal Balance  444,469,279.75           987.70951056
    (6c) Pool Factor                          0.98770951

     (7) Unpaid Class A Principal Shortfall
         (if any)following prior Remittance date     .00

     (8) Class A Percentage for such Remittance
         Date                                      92.50%

     (9) Class A Percentage for the following
         Remittance Date                           92.41%

    (10) Class A Principal Distribution:
         a. Class A-1                       5,530,720.25           251.39637500
         b. Class A-2                                .00                    .00
         c. Class A-3                                .00                    .00
         d. Class A-4                                .00                    .00
         e. Class A-5                                .00                    .00
         f. Class A-6                                .00                    .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             FEBRUARY 1998 - Page 3

                                     CUSIP#'S  393505-YZ9,ZA3,ZB1,ZC9,ZD7,ZE5
                                     TRUST ACCOUNT #3336258-0
                                     REMITTANCE DATE: 3/2/98


                                              TOTAL $             PER $1,000
                                              AMOUNT               ORIGINAL
                                          --------------         --------------
(11)     Class A-1 Principal Balance       16,469,279.75           748.60362500
(11a)    Class A-1 Pool Factor                 .74860363

(12)     Class A-2 Principal Balance      103,500,000.00           1000.0000000
(12a)    Class A-2 Pool Factor               1.000000000

(13)     Class A-3 Principal Balance       19,500,000.00           1000.0000000
(13a)    Class A-3 Pool Factor                1.00000000

(14)     Class A-4 Principal Balance       55,500,000.00           1000.0000000
(14a)    Class A-4 Pool Factor                1.00000000

(15)     Class A-5 Principal Balance      137,000,000.00           1000.0000000
(15a)    Class A-5 Pool Factor                1.00000000

(16)     Class A-6 Principal Balance       45,000,000.00           1000.0000000
(16a)    Class A-6 Pool Factor                1.00000000

(17)     Unpaid Class A Principal Shortfall
         (if any) following current
         Remittance Date                             .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             FEBRUARY 1998 - Page 4

                                     CUSIP#'S     393505-YZ9,ZA3,ZB1,ZC9,ZD7,ZE5
                                     TRUST ACCOUNT #3336258-0
                                     REMITTANCE DATE: 3/2/98

C.       Aggregate Scheduled Balances and Number of Delinquent
         Contracts as of Determination Date

         (18) 31-59 days                     377,926.10               9

         (19) 60 days or more                       .00               0

         (20) Current Month Repossessions           .00               0

         (21) Repossession Inventory                .00               0


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in March 2002)

(22)     Average Sixty-Day Delinquency Ratio Test

         (a) Sixty-Day Delinquency Ratio for
             current Remittance Date                                .00%

         (b) Average Sixty-Day Delinquency Ratio
             (arithmetic average of ratios for this
             month and two preceding months; may not
             exceed 3.5%)                                           n/a

(23)     Average Thirty-Day Delinquency Ratio Test

         (a) Thirty-Day Delinquency Ratio for
             current Remittance Date                                .08%

         (b) Average Thirty-Day Delinquency Ratio
             (arithmetic average of ratios for this
             month and two preceding months; may not
             exceed 5.5%)                                           n/a

                        GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                           PASS-THROUGH CERTIFICATES,
                         SERIES 1998-1 CLASS A1, A2, A3,
                            A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             FEBRUARY 1998 - Page 5

                                     CUSIP#'S  393505-YZ9,ZA3,ZB1,ZC9,ZD7,ZE5
                                     TRUST ACCOUNT #3336258-0
                                     REMITTANCE DATE: 3/2/98

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5% from March 1, 2001 to February 28, 2002, 6.5% from
         March 1, 2002 to February 28, 2003, 8.5% from March 1, 2003 to
         February 28, 2004 and and 9.5% thereafter)                         .00

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date                .00

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
         preceding Remittance and for current Remittance Date; may
         not exceed 2.25%)                                                  .00%

(26) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B Principal
         Balance (before distributions on current Remittance Date)
         divided by Pool Scheduled Principal Balance as of preceding
         Remittance Date (must equal or exceed 22.5%)                     15.00%

(27) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $9,000,000.00                                        .00

     (b) Class B Principal Balance (before any distributions on current Remittance Date) divided by pool Scheduled Principal Balance as
         of preceding Remittance Date is equal to or greater than 11.25%   7.50%

                        GREEN TREE FINANCIAL CORPORATION
       MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%,6.92%,8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                             FEBRUARY 1998 - Page 6

                                     CUSIP#'S  393505-ZF2,ZG0,ZH8
                                     TRUST ACCOUNT #80-3336258-0
                                     REMITTANCE DATE: 3/2/98

                                             TOTAL $          PER $1,000
                                             AMOUNT            ORIGINAL
CLASS M1 CERTIFICATES                       ----------      ---------------
(28) Amount available (including Monthly
     Servicing Fee)                         414,005.01

A.   Interest
(29) Aggregate interest
     a. Class M-1 Remittance Rate (6.77%,
        unless Weighted Average Contract
        Rate is below 6.77%)                      6.77%

     b. Class M-1 Interest                  196,753.13               5.82972237

(30) Amount applied to Class M-1 Interest
     Deficiency Amount                             .00                        0

(31) Remaining unpaid Class M-1 Interest
     Deficiency Amount                             .00                        0

(32) Amount Applied to:
     a. Unpaid Class M-1 Interest Shortfall        .00                        0

(33) Remaining:
     a. Unpaid Class M-1 Interest Shortfall        .00                        0

B.   Principal
(34) Formula Principal Distribution Amount         .00                      N/A
     a. Scheduled Principal                        .00                      N/A
     b. Principal Prepayments                      .00                      N/A
     c. Liquidated Contracts                       .00                      N/A
     d. Repurchases                                .00                      N/A

(35) Class M-1 Principal Balance         33,750,000.00            1000.00000000
(35a)Class M-1 Pool Factor                  1.00000000

                        GREEN TREE FINANCIAL CORPORATION
       MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%,6.92%,8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             FEBRUARY 1998 - Page 7

                                     CUSIP#'S 393505-ZF2,ZG0,ZH8
                                     TRUST ACCOUNT #3336258-0
                                     REMITTANCE DATE: 3/2/98

(36) Class M-1 Percentage for such Remittance
     Date                                          .00%






                                             TOTAL $           PER $1,000
                                             AMOUNT             ORIGINAL
                                            ---------          -----------
(37) Class M-1 Principal Distribution:
     a. Class M-1 (current)                        .00               0.00000000
     b. Unpaid Class M-1 Principal
        Shortfall (if any) following
        prior Remittance Date                      .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date    .00

(39) Class M-1 Percentage for the following
     Remittance Date                               .00%

(40) Class M-1 Liquidation Loss Interest
     (a)   Class M-1 Liquidation Loss Amount       .00
     (b)   Amount Applied toClass M-1 Liquidation
           Loss Interest Income                    .00
     (c)   Remaining Class M-1 Liquidation Loss
           Interest Amount                         .00
     (d)   Amount applied to Unpaid Class M-1 Loss
           Interest Shortfall                      .00
     (e)   Remaining Unpaid Class M-1 Liquidation
           Loss Interest Shortfall                 .00

                        GREEN TREE FINANCIAL CORPORATION
       MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%,6.92%,8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             FEBRUARY 1998 - Page 8

                                     CUSIP#'S 393505-ZF2,ZG0,ZH8
                                     TRUST ACCOUNT #3336258-0
                                     REMITTANCE DATE: 3/2/98


CLASS B1 CERTIFICATES
---------------------
 (1) Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                         217,251.88

 (2) Class B-1 Adjusted Principal Balance          .00

 (3) Class B-1 Remittance Rate (6.92% unless
     Weighted Average Contract Rate
     is below 6.92%)                              6.92%

 (4) Interest on Class B-1 Adjusted
     Principal Balance                             .00

 (5) Aggregate Class B1 Interest            107,260.00               5.95888889

 (6) Amount applied to Unpaid Class
     B1 Interest Shortfall                         .00                      .00

 (7) Remaining unpaid Class B1
     Interest Shortfall                            .00                      .00

 (8) Amount applied to Class B1 Interest
     Deficiency Amount                             .00

 (9) Remaining Unpaid Class B-1 Interest
     Deficiency Amount                             .00

(10) Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date      .00

(10a) Class B Percentage for such Remittance Date  .00

(11) Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)        .00                      .00

(12) Class B1 Principal Shortfall                  .00

(12a)Unpaid Class B1 Principal Shortfall           .00

(13) Class B Principal Balance           33,750,000.00

                        GREEN TREE FINANCIAL CORPORATION
       MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%,6.92%,8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             FEBRUARY 1998 - Page 9

                                     CUSIP#'S 393505-ZF2,ZG0,ZH8
                                     TRUST ACCOUNT #3336258-0
                                     REMITTANCE DATE: 3/2/98

(14) Class B1 Principal Balance          18,000,000.00

(14a)Class B1 Pool Factor                   1.00000000

(15) Class B-1 Liquidation Loss Interest

     (a) Class B-1 Liquidation Loss Amount         .00
     (b) Amount Applied to Class B-1 Liquidation
         Loss Interest Income                      .00
     (c) Remaining Class B-1 Liquidation Loss
         Interest Amount                           .00
     (d) Amount applied to Unpaid Class B-1 Loss
         Interest Shortfall                        .00
     (e) Remaining Unpaid Class B-1 Liquidation
         Loss Interest Shortfall                   .00

CLASS B2 CERTIFICATES
---------------------
(16) Remaining Amount Available             109,991.88

(17) Class B-2 Remittance Rate (8.11%
     unless Weighted Average Contract Rate
     is less than 8.11%)                          8.11%

(18) Aggregate Class B2 Interest            109,991.88               6.98361143

(19) Amount applied to Unpaid Class
     B2 Interest Shortfall                         .00                      .00

(20) Remaining Unpaid Class B2 Interest Shortfall  .00                      .00

(21) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date      .00

(22) Class B2 Principal Liquidation Loss Amount    .00

(23) Class B2 Principal (zero until Class B1
     paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                          .00

(24) Guarantee Payment                             .00

(25) Class B2 Principal Balance          15,750,000.00

(25a)Class B2 Pool Factor                   1.00000000

                        GREEN TREE FINANCIAL CORPORATION
       MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%,6.92%,8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                               CLASS BCERTIFICATES
                                 MONTHLY REPORT
                             FEBRUARY 1998 - Page 10

                                     CUSIP#'S  393505-ZF2,ZG0,ZH8
                                     TRUST ACCOUNT #3336258-0
                                     REMITTANCE DATE: 3/2/98

                                             TOTAL $            PER $1,000
                                             AMOUNT              ORIGINAL
                                            ---------           -----------
(26) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company or
     Green Tree Financial Corporation is
     not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount, Class M-1 Distribution
     Amount, Class B-1 Distribution Amount
     and Class B-2 Distribution Amount; if
     the Company or Green Tree Financial
     Corporation is the Servicer)                  .00

(27) 3% Guarantee                                  .00

(28) Class B-31 Distribution Amount                .00

(29) Class B-31 Formula Distribution Amount
     (all Excess Interest plus Unpaid Class B-31
     Shortfall)                                    .00

(30) Class B-31 Distribution Amount
     (Remaining Amount Available)                  .00

(31) Class B-31 Shortfall (26-27)                  .00

(32) Unpaid Class B-31 Shortfall                   .00

(33) Class M-1 Interest Deficiency on such
     Remittance Date                               .00

(34) Class B-1 Interest Deficiency on such
     Remittance Date                               .00

(35) Repossessed Contracts                         .00

(36) Repossessed Contracts Remaining in Inventory  .00

(37) Weighted Average Contract Rate            9.70303

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.